SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): August 17, 1998



                               EGAN SYSTEMS, INC.
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             (Exact name of Registrant as specified in its charter)


                                   2-95836-NY
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                            (Commission file number)


           Delaware                                         13-3250816
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(State or other jurisdiction                     (I.R.S. Employer Identification
 of incorporation)                                Number)




                  1501 Lincoln Avenue, Holbrook, New York 11741
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               (Address of principal executive offices) (Zip code)


                                 (516) 588-8000
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     On August 17, 1998, the Company executed a Joint Venture Agreement with Intermost Limited, a British Virgin Islands Company, for the purpose of developing, upgrading and integrating computer and computer related systems and for providing technical support, supervision, training and software development principally in the People's Republic of China. This joint venture will operate under the name of Tech 2020 Ltd. and will initially focus on YK 2000 problems. Under the terms of the joint venture agreement, the Company will contribute technology, hardware, training, technical support, patent rights and cash (in an amount to be determined) and will receive fifty-one percent (51%) of all joint venture earnings.

ITEM 7. FINANCIAL STATEMENTS & EXHIBITS

     (c)  Exhibits

          1.   Joint Venture Agreement of Tech 2020 Ltd.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EGAN SYSTEMS, INC.


                                       By: /s/ Edward Egan
                                          ----------------------------------
                                          Edward Egan
                                          President & Chief Financial Officer


Date: August 25, 1998